AEGON/Transamerica Series Fund, Inc.

Supplement dated April 7, 2003 to the Prospectus dated May 1, 2002, as previously supplemented August 1, 2002, November 1, 2002, November 4, 2002,
January 31, 2003 and February 11, 2003

Please read this Supplement carefully and retain it for future reference.

BlackRock Large Cap Value

Under the section entitled “Management” on page BRLCV-2, the following replaces the current information under “Portfolio Managers”:

The portfolio is co-managed by David E. Byrket, CFA, Managing Director and Frederick W. Herrmann, CFA, Managing Director at BlackRock.

Prior to joining BlackRock in 2003, both Mr. Byrket and Mr. Herrmann were Managing Directors and portfolio managers at Weiss, Peck and Greer, LLC since 2001. They were responsible for managing quantitative equity portfolios since 1996. Mr. Byrket and Mr. Herrmann have been co-managers of the portfolio since March 2003.

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Transamerica U.S. Government Securities

Under the section entitled “Management” on page TUSGS-3, the following replaces the current information under “Portfolio Managers”:

Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as the Lead Manager). The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser’s senior officers.

Lead Portfolio Manager: Heidi Y. Hu, CFA. Ms. Hu is Senior Vice President and Head of Fixed Income Investments at Transamerica Investment Management, LLC. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining Transamerica in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

Portfolio Manager: Peter O. Lopez. Mr. Lopez is Vice President and Director of Research, Fixed Income at Transamerica Investment Management, LLC. He also manages institutional separate accounts in the fixed income discipline. Prior to joining Transamerica Investment Management, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Equities Analyst for Transamerica Investment Services from 1997-2000. He holds an M.BA. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 10 years of experience in fixed income analysis and is a CFA Level III candidate.

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